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Household Consumer Loan Trust, Series 1995-1
Deposit Trust Calculations
Previous Due Period Ending                          Jun 30, 2000
Current Due Period Ending                           Jul 31, 2000
Prior Distribution Date                             Jul 14, 2000
Distribution Date                                   Aug 14, 2000


Beginning Trust Principal Receivables           4,026,979,733.81
Average Principal Receivables                   4,026,824,274.00
FC&A Collections (Includes Recoveries)             66,617,761.67
Principal Collections                             118,986,909.26
Additional Balances                                47,476,253.07
Net Principal Collections                          71,510,656.19
Defaulted Amount                                   26,244,559.32
Miscellaneous Payments                                      0.00
Principal Recoveries                                1,254,853.68

Beginning Participation Invested Amount           275,827,185.33
Beginning Participation Unpaid Principal          275,827,185.33
Balance
Ending Participation Invested Amount              269,131,202.56
Ending Participation Unpaid Principal Balance     269,131,202.56

Accelerated Amortization Date                       Oct 15, 2000
Is it the Accelerated Amortization Period?                     0
0=No

OC Balance as % of Ending Participation                   9.521%
Invested Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC                  0
Average  >or=4.25%)  0=No

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                 275,827,185.33
Numerator for Fixed Allocation                    282,984,949.26
Denominator - Max(Sum of Numerators, Principal  4,026,824,274.00
Receivables)
Applicable Allocation Percentage                         6.8497%
Investor FC&A Collections                           4,563,146.65

Series Participation Interest Default Amount
Numerator for Floating Allocation                 275,827,185.33
Denominator - Max(Sum of Numerators, Principal  4,026,824,274.00
Receivables)
Floating Allocation Percentage                           6.8497%
Series Participation Interest Default Amount        1,797,685.33


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Principal Allocation Components
Numerator for Floating Allocation                 275,827,185.33
Numerator for Fixed Allocation                    282,984,949.26
Denominator - Max(Sum of Numerators, Principal  4,026,824,274.00
Receivables)

Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through           8.0000%
Rate, [Max(b,c)]
(b) Prime Rate minus 1.50%                               8.0000%
(c) Rate Sufficient to Cover Interest, Yield             6.2127%
and Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid          275,827,185.33
Principal Balance
(e) Actual days in the Interest Period                        31
Series Participation Monthly Interest, [a*d*e]      1,900,142.83

Series Participation Interest Interest                      0.00
Shortfall
Previous Series Participation Interest                      0.00
Interest Shortfall

Additional Interest                                         0.00

Series Participation Interest Monthly
Principal
Available Investor Principal Collections,           6,695,982.77
[a+m+n]

(a) Investor Principal Collections, [Max(b,h)       4,898,297.44
or e]
(b) prior to Accelerated Amort. Date or not         4,898,297.44
Early Amort. Period, [c*d]
(c) Floating Allocation Percentage                       6.8497%
(d) Net Principal Collections                      71,510,656.19
(e) after Accelerated Amort Date or Early           8,361,801.31
Amort Period, [f*g]
(f) Fixed Allocation Percentage                          7.0275%
(g) Collections of Principal
                                                  118,986,909.26

(h) Minimum Principal Amount, [Min(i,l)]            3,167,204.01
(i)  Floating Allocation Percentage of              8,150,299.60
Principal Collections
(j)  1.8% of the Series Participation Interest      4,964,889.34
Invested Amount
(k) Series Participation Interest Net Default       1,797,685.33
Payment Amount
(l)  the excess of (j) over (k)                     3,167,204.01

(m) Series Participation Interest Net Default       1,797,685.33
Payment Amount

(n) Optional Repurchase Amount (principal                   0.00
only) at Sec. 9

Application of Investor Finance Charges and
Admin Collections
Investor Finance Charges and Admin.                 4,563,146.65
Collections [Sec. 4.11(a)]
Series Servicing Fee paid if HFC is not the                 0.00
Servicer [Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other               0.00
than HFC
Series Participation Interest Monthly Interest      1,900,142.83
[Sec. 4.11(a)(ii)]
Series Participation Interest Interest                      0.00
Shorfall [Sec. 4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                      0.00
Series Participation Interest Default Amount        1,797,685.33
[Sec. 4.11(a)(iii)]
Reimbursed Series Participation Interest                    0.00
Charge-Offs [Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                  459,711.98
Excess [Sec. 4.11(a)(vi)]                             405,606.51

Series Participation Investor Charge Off [Sec.              0.00
4.12(a)]

Seller's Interest
                                                1,398,548,232.07
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Series 1995-1  Owner Trust Calculations
Due Period                                               July 2000
Payment Date                                          Aug 15, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections          6,695,982.77
(b) Series Participation Interest Charge Offs                 0.00
(c) Lesser of Excess Interest and Carryover Charge            0.00
offs

Accelerated Principal Payment                            57,464.00

Series Participation Interest Monthly Interest        1,900,142.83

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A Interest Distribution- Sec.               762,494.10
3.05(a)(i)(a)


  Pay Class B Interest Distribution- Sec.               596,138.50
3.05(a)(i)(b)
  Pay Certificates the Certificate Yield- Sec.           59,541.08
3.05(a)(i)(c)

Principal up to Optimum Monthly Principal Balance
  Pay Class A to Targeted Principal Balance- Sec.     3,289,036.19
3.05(a)(ii)(a)


  Pay Class B to Targeted Principal Balance           2,477,513.62
subject to Min Adj Bal- Sec. 3.05(a)(ii)(b)

Pay Certificate Yield if not paid pursuant to Sec.            0.00
3.05 (a)(i)(c)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance         234,359.39
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt             695,073.57
subject to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment
Amout
  Pay Class A to Targeted Principal Balance                   0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(a)


  Pay Class B to Targeted Principal Balance                   0.00
subject to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A to zero- Sec. 3.05(a)(v)(c)                57,464.00


  Pay Class B to zero- Sec. 3.05(a)(v)(d)                     0.00

Principal up to Optimal Monthly Principal
  Pay Class A to zero- Sec. 3.05(a)(vi)(a)                    0.00


  Pay Class B to zero- Sec. 3.05(a)(vi)(b)                    0.00
  Pay Certificates up to Certificate Minimum                  0.00
Balance or zero- Sec. 3.05(a)(vi)(c)
  Pay HCLC Optimum Monthly Principal provided OC              0.00
>0- Sec. 3.05(a)(vi)(d)

Remaining Amounts to Holder of Designated               424,505.15
Certificate - Sec. 3.05(a)(vii)


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Allocations of Distributions to
Overcollateralization Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt         695,073.57
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided             0.00
OC >0- Sec. 3.05(a)(vi)(d)

To Designated Certificate Holder up to total             57,464.00
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback         637,609.57
Amount
To HCLC any remaining amounts                                 0.00

Principal paid to the Designated Certificate              2,351.02


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Household Consumer Loan Trust,1995-1
Series 1995-1  Owner Trust Calculations

Due Period Ending                 Jul 31, 2000
Payment Date                      Aug 15, 2000

Calculation of Interest Expense

Index (LIBOR)                   6.626250%
Accrual end date,            Aug 15, 2000
ACCRUAL beginning date       Jul 17, 2000
and days in Interest Period            29


                                  Class A    Class B   Certs    Overcoll
                                                                 Amount
Beginning Unpaid Principal     137,854,637 102,056,059 9,653,951 26,262,538
Balance

Previously unpaid                     0.00        0.00      0.00
interest/yield

Spread to index                      0.24%      0.625%     1.03%

Rate (capped at 13.0%, 15%,      6.866250%   7.251250% 7.656250%
16%)

Interest/Yield Payable on the   762,494.10  596,138.50 59,541.08
Principal Balance

Interest on previously unpaid         0.00        0.00      0.00
interest/yield

Interest/Yield Due                 762,494     596,139    59,541

Interest/Yield Paid                762,494     596,139    59,541

Summary

Beginning Security Balance     137,854,637 102,056,059 9,653,951 26,262,538

Beginning Adjusted Balance     137,854,637 102,056,059 9,653,951

Principal Paid                   3,346,500   2,477,514 234,359     695,074

Ending Security Balance        134,508,137 99,578,545 9,419,592 25,624,928

Ending Adjusted Balance        134,508,137 99,578,545 9,419,592

Ending Certificate Balance as                                 0
% Participation Interest
Invested Amount
Targeted Balance               134,565,601 99,578,545 9,419,592

Minimum Adjusted Balance                   61,666,667 5,833,333 15,833,333

Certificate Minimum Balance                           8,155,752

Ending OC Amount as Holdback                                    25,624,928
Amount

Ending OC Amount as                                           0
Accelerated Prin Pmts

Beginning Net Charge offs               0          0          0          0

Reversals                               0          0          0          0

Charge offs                             0          0          0          0

Ending Net Charge Offs                  0          0          0          0

Interest/Yield Paid per $1000  $1.0166588 $3.4619765 $1.9647928

Principal Paid per $1000       $4.4620003 $14.3877536 $7.7336124


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